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                                                                   Exhibit 10.25


                             STAR SCIENTIFIC, INC.
                           2000 EQUITY INCENTIVE PLAN

1.  Purpose.
    -------

The purposes of the Star Scientific, Inc. 2000 Equity Incentive Plan (the "Plan") are to provide additional incentives to those officers, key employees, nonemployee directors and consultants of Star Scientific, Inc. and its subsidiaries (the "Company") whose substantial contributions are essential to the continued growth and success of the Company's business, to strengthen their commitment to the Company, to motivate those officers, key employees, nonemployee directors and consultants to perform their assigned responsibilities faithfully and diligently, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, this Plan provides that the Company may grant Incentive Stock Options, Non-Statutory Stock Options and Restricted Shares (as each term is hereinafter defined).

Awards pursuant to this Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be (i) incentive stock options ("Incentive Stock Options") to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-statutory stock options to purchase shares of Common Stock, which are not intended to meet the requirements of Code Section 422 ("Non-Statutory Stock Options" and, together with Incentive Stock Options, "Options"), and/or (iii) shares of Common Stock awarded pursuant to the provisions of Section 9 of this Plan ("Restricted Shares" and, together with "Options", "Awards").

2.  Administration.
    --------------

This Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion make Awards and authorize the Company to issue shares of Common Stock pursuant to such Awards, as provided in, and subject to the terms and conditions of, this Plan. The Board shall have authority, subject to the express provisions of this Plan, to construe the respective written agreements setting forth the terms and conditions of an Award (each, an "Award Agreement"), to prescribe, amend and rescind rules and regulations relating to this Plan, to determine the terms and provisions of Award Agreements, which need not be identical, to advance the lapse of any waiting, forfeiture or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made in good faith under or with respect to this Plan or any Award. The Board of Directors may, to the full extent permitted by law, delegate any or all of its

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powers under this Plan to a committee (the "Committee") of two or more directors each of whom is a Non-Employee Director (as hereinafter defined), and if the Committee is so appointed all references in this Plan to the Board of Directors shall mean and relate to such Committee to the extent of the powers so delegated. For purposes of this Plan, a director or member of such Committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule.

3.  Stock Subject to Plan.
    ---------------------

(a) Subject to adjustment as provided in paragraph (b) of this Section 3 and Sections 12 and 13 hereof, the maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan is 1,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If either (i) Restricted Shares are forfeited following their award under this Plan; or
     (ii) Options granted under this Plan are canceled, or expire or terminate for any reason without having been exercised in full, the forfeited Restricted Shares, or the unpurchased shares of Common Stock subject to any such Option, as the case may be, shall again be available for subsequent Awards under this Plan. Restricted Shares, Options and shares of Common Stock issuable upon exercise of Options granted under this Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

(b) The maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan automatically will be increased from time to time by up to 4,000,000 shares of Common Stock covered by options granted under the Star Scientific, Inc. 1998 Stock Option Plan ("1998 Plan") which remain unexercised at the time of their cancellation, expiration or termination pursuant to the terms of the 1998 Plan.

4.  Eligibility.
    -----------

Awards shall be made only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to (provided, in the case
                                                          --------
of Incentive Stock Options, such directors or officers are then also employees
of), the Company or any Parent Corporation or Subsidiary (as defined in Section 16 hereof). A person who has been granted an Award may, if such person is otherwise eligible, be granted an additional Award or Awards if the Board of Directors shall so determine.

5.  Award Agreements.
    ----------------

As a condition to the grant of an Award under this Plan, each recipient of an Award shall sign an Award Agreement ("Award Agreement") not inconsistent with this Plan in such form, and providing for such terms and conditions, as the Board of Directors shall determine at the time such Award is authorized to be granted. Such Award Agreements need not be identical but shall

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comply with, and be subject to, the terms and conditions set forth herein. No individual may be granted, in any twelve-month period, Options under this Plan which are exercisable with respect to more than 500,000 shares of Common Stock.

6.  Options.
    -------

  (a)  Purchase Price.  The purchase price per share of Common Stock deliverable
       --------------
       upon the exercise of an Option (hereinafter sometimes referred to as the "exercise price") shall be not less than the Fair Market Value of the Common Stock as determined by the Board of Directors on the date such Option is granted. The "Fair Market Value" of the Common Stock on any date (the "Value Date") shall mean (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available, or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the Fair Market Value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the Fair Market Value shall be determined in good faith by the Board of Directors.

  (b)  Duration. Each Option and all rights thereunder shall expire on such date
       --------
      as the Board of Directors shall determine on the date such Option is granted, but in no event may any Option remain in effect after the expiration of ten years from the day on which such Option is granted (or five years in the case of Options described in paragraph (b) of Section 8 and in Section 10 hereof), and such Option shall be subject to earlier termination as provided in this Plan. Notwithstanding the foregoing, except as provided under or pursuant to the Code with respect to Incentive Stock Options, if at any time during the last six (6) months of the term of any Option granted under this Plan, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such holder of the Company's Insider Trading Compliance Manual (or similar successor policy), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Option holder shall no longer be so precluded.

  (c) Transfer Restrictions. Except as otherwise approved by the Board of
      ---------------------
      Directors, no Option granted under this Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Accordingly, during the life of the holder thereof, an Option shall be exercisable only by or on behalf of such person.

  (d) Payment of Exercise Price.  Payment of the exercise price of an Option
      -------------------------
      shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other rights to purchase capital stock of the Company (including Options) or by any other lawful means. The Company may, in its sole discretion, make loans to an Option holder in an amount equal to all or part of the exercise price of

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      Options held by such Option holder; provided, that the grant of a loan on
                                          --------
      any occasion to one or more Option holder(s) shall not obligate the Company to grant loans on any other occasion to such holder, or to any other Option holder.

  (e) Exercise of Options. Each Option granted under this Plan shall be
      -------------------
      exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Award Agreement evidencing such Option; provided, however, that, subject to the exception set forth
                   --------  -------
      in paragraph (b) above, (i) no Option granted under this Plan shall have a term in excess of ten years from the date of grant (or five years in the case of Options described in paragraph (b) above), and (ii) the periods of time following an Option holder's cessation of employment with the Company, any Parent Corporation or Subsidiary, or service as an Independent Director (as defined in Section 10 hereof), or as consultant or advisor to the Company, any Parent Corporation or Subsidiary, or following an Option holder's death or disability, during which an Option may be exercised, as provided in paragraph (g) below, shall not be included for purposes of determining the number of shares of Common Stock with respect to which such Option may be exercised.

  (f) Rights as a Stockholder.  The holder of an Option shall have no rights as
      -----------------------
      a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to such person for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

  (g) Effect of Cessation of Service.    Notwithstanding anything contained in
      ------------------------------
      this Plan to the contrary, no Option may be exercised unless, at the time of such exercise, the recipient is, and has been continuously since the date of grant of such person's Option, employed by (including service as an Independent Director, consultant or advisor) one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the applicable Award Agreement so provides:

     (i) the Option may be exercised within (a) the period of three months after the date the holder thereof ceases to be employed by any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability or (b) any period, as determined by the Board in its sole discretion after the date the holder thereof ceases to serve as an Independent Director of or consultant or advisor to any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability (either such period being referred to herein as the "Applicable Exercise Period");

     (ii) if the holder thereof dies while in the employ of, or serving as an Independent Director of or consultant or advisor to, the Company, a Parent Corporation or a Subsidiary or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised by the

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           person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the Award Agreement); and

     (iii) if the holder thereof becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or while serving as an Independent Director of or consultant or advisor to the Company, a Parent Corporation or a Subsidiary, or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised within the period of one year after the date such holder ceases to be such an employee or Independent Director of, or consultant or advisor to, any of the foregoing entities because of such disability (or within such lesser period as may be specified in the Award Agreement);

provided, however, that in no event may any Option be exercised after the
- --------  -------
expiration date of the Option, except to the extent provided in paragraph (b) above;

In the case of a holder of a Non-Statutory Stock Option whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of such Option in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vice versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of this paragraph.

7.  Other Awards.
    ------------

Awards of Options may be made alone, in addition to or in tandem with Awards of Restricted Shares under the Plan.

8.  Incentive Stock Options.
    -----------------------

Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

(a)  Dollar Limitation.  The aggregate Fair Market Value (determined as of the
     -----------------
     date of grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, any Parent Corporation or Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

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(b)  10% Stockholder.  If any employee to whom an Incentive Stock Option is to
     ---------------
     be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

     (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value thereof at the time of grant; and

     (ii) The exercise period of such Incentive Stock Option shall not exceed five years from the date of grant.

    Except as modified by the preceding provisions of this Section 8, all the provisions of the Plan applicable to Options generally shall be applicable to Incentive Stock Options granted hereunder.

9.  Restricted Shares.
    -----------------

(a)  Awards of Shares. Awards of Restricted Shares may be made under this Plan
     ----------------
     on such terms and conditions as the Board of Directors may from time to time approve. Awards of Restricted Shares may be made alone, in addition to or in tandem with Awards of Options under this Plan. Subject to the terms of this Plan, the Board of Directors shall determine the number of Restricted Shares to be awarded to each recipient and the Board of Directors may impose different terms and conditions on a Restricted Share Award than on any other Award made to the same recipient or other Award recipients. Each recipient of Restricted Shares shall, except in the circumstances described in paragraph (b) below, be issued one or more stock certificates evidencing such Restricted Shares. Each such certificate shall be registered in the name of such recipient, and shall bear an appropriate legend referring to the terms and conditions applicable to the Restricted Shares evidenced thereby.

(b)  Forfeiture of Restricted Shares.  In making an Award of Restricted Shares,
     -------------------------------
     the Board of Directors may impose a requirement that the recipient must remain in the employment or service (including service as a director, advisor or consultant) of the Company or any Parent Corporation or Subsidiary for a specified minimum period of time, or else forfeit all or a portion of such Restricted Shares. In the case of a holder of Restricted Shares whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of any applicable forfeiture period in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vise versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of such requirement. In the event any such forfeiture requirement is applicable, the certificate(s) evidencing the Restricted Shares shall be held in custody by the Company until such Shares are no longer subject to forfeiture.

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(c)  Rights as a Stockholder; Stock Dividends.  Subject to any restrictions set
     ----------------------------------------
     forth in the applicable Award Agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Shares are issued and registered in recipient's name (whether or not certificates evidencing such Shares are delivered to such recipient). Except as may otherwise be set forth in the applicable Award Agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares under the applicable Award Agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

10.  Automatic Grants to Independent Directors.
     -----------------------------------------

(a)  Automatic Grants of Options to Independent Directors.  Each director of the
     ----------------------------------------------------
     Company who is an Independent Director, as determined by the Company (each, an "Independent Director"), shall be granted under the Plan on the date of such person's first election to the Board of Directors of the Company, Non-Statutory Stock Options to purchase up to 50,000 shares of Common Stock which shall be exercisable over a three-year period in equal installments on each of the first three anniversaries of the date of grant. Each Independent Director will also be granted on the anniversary of such Independent Director's initial election to the Board, Non-Statutory Stock Options to purchase up to 25,000 shares of Common Stock which shall be exercisable immediately. Each such Option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any Option granted pursuant to this Section 10, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such Independent Director of the policies contained in the Company's Insider Trading Compliance Manual (or any similar successor policies), the term of such Option shall be deemed automatically extended by a period equal to six
     (6) months beginning with the first day during which such Independent Director shall no longer be so precluded.

(b)  Plan Applicable.  Except as set forth in this Section 10, all the
     ---------------
     provisions of the Plan shall be applicable to Awards granted to Independent Directors hereunder.

(c)  Other Independent Director Compensation.  Nothing in this Section 10 shall
     ---------------------------------------
     preclude the payment by the Company or any Parent Corporation or Subsidiary to Independent Directors of any other form of compensation, including the granting of Options or Restricted Shares pursuant to other provisions of this Plan.

11.  General Award Restrictions.
     --------------------------

(a)  Investment Representations.  The Company may require any person to whom an
     --------------------------
     Award is made, as a condition of such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as

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     the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

(b)  Compliance With Securities Laws.  Each Award shall be subject to the
     -------------------------------
     requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12.  Recapitalization.
     ----------------

In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Plan and under any Options granted under this Plan. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable exercise price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

13.  Reorganization or Change in Control of the Company.
     --------------------------------------------------

(a)  Reorganization.  In case (i) the Company is merged or consolidated with
     --------------
     another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or (iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided that no additional benefits shall be conferred upon holders of Options as a result of such substitution, and the excess of the aggregate Fair Market Value of the shares subject to any Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the holders of Options, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case,

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     the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options; provided, however, that paragraph (b) shall
                                   --------
     govern acceleration of exercisability of Options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

(b)  Change in Control.  In case of (i) any consolidation or merger involving
     -----------------
     the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange
     Act) who is not, on the date hereof, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, all outstanding Awards, regardless of the date of such Awards, shall (A) in the case of Options, immediately become exercisable with respect to 100% of the shares of Common Stock subject to such Options and (B) in the case of Restricted Shares, immediately become fully vested and no longer subject to any forfeiture unless otherwise provided in the applicable Award Agreement.

14.  No Special Employment Rights.
     ----------------------------

Nothing contained in this Plan or in any Award Agreement shall confer upon any Award recipient any right with respect to the continuation of such person's employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award recipient from the rate in existence at the time of the Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan or any Award shall be determined by the Board of Directors.

15.  Other Employee Benefits.
     -----------------------

The amount of any compensation deemed to be received by an employee as a result of any Award (including the exercise of an Option or the sale of shares of Common Stock received upon such exercise or of Restricted Shares) will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

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16.  Definition of Subsidiary and Parent Corporation.
     -----------------------------------------------

(a)  Subsidiary.  The term "Subsidiary" as used in this Plan shall mean any
     ----------
     corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     For purposes of Awards of Non-Statutory Stock Options or Restricted Shares only, the term "Subsidiary" shall also mean any partnership or limited partnership in which the Company or any Subsidiary controls 50% or more of the voting power of such partnership or limited partnership, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

(b)  Parent Corporation.  The term "Parent Corporation" as used in this Plan
     ------------------
     shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

(c)  Employment.  The term "employment", as used in this Plan and in any Award
     ----------
     Agreement, shall, unless the context otherwise requires, be defined in accordance with the provisions of Section 1.421-7(h) of the Federal Income Tax Regulations (or any successor regulations).

17.  Amendment of this Plan.
     ----------------------

The Board of Directors may at any time and from time to time modify, amend or terminate this Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of this Plan shall not, without the consent of an Award recipient, affect such Award recipient's rights under any Award Agreement unless such Agreement so specifies. With the consent of the Award recipient affected, the Board of Directors may amend outstanding Award Agreements in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

18.  Withholding.
     -----------

The Company's obligation to deliver Restricted Shares awarded, or shares deliverable upon the exercise of any Option granted under this Plan shall be subject to the Award recipient's

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satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

19.  Effective Date and Duration of this Plan.
     ----------------------------------------

(a)  Effective Date.  The Plan shall become effective when adopted by the Board
     --------------
     of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b)  Termination.  Unless earlier terminated by the Board of Directors, this
     -----------
     Plan shall terminate upon the earlier of (i) the close of business on August 4, 2010 or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of Options granted under this Plan and/or are no longer subject to forfeiture pursuant to the terms of any applicable Award Agreement. If the date of termination is determined under (i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

Adopted on August 5, 2000 by the Board of Directors

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